UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2006

Fulton Bancshares Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	33-85626	25-1598464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Lincoln Way East, McConnellsburg, Pennsylvania	17233
(Address of principal executive offices)	(Zip Code)

(717) 485-3144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FULTON BANCSHARES CORPORATION
CURRENT REPORT ON FORM 8-K

ITEM 8.01 Other Events

On May 18, 2006, the shareholders of Fulton Bancshares Corporation at their Special Meeting of Shareholders approved and adopted the Agreement and Plan of Merger, dated as of January 23, 2006, by and between Fulton Bancshares Corporation and Franklin Financial Services Corporation, providing for the merger of Fulton Bancshares Corporation with and into Franklin Financial Services Corporation.

ITEM 9.01 Financial Statements and Exhibits

(c)             Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FULTON BANCSHARES CORPORATION.

Date: May 18, 2006	By:	/s/ George W. Millward
Title: Interim President and Chief Executive Officer